Exhibit 99.1 TETRA TECHNOLOGIES, INC. ANNOUNCES INTENT TO CONTINUE BOARD REFRESHMENT AT 2025 ANNUAL MEETING OF SHAREHOLDERS Also Discloses Receipt of Nomination Notice from Shareholder Brad Radoff Notes Shareholders Are Not Required to Take Any Action at This Time THE WOODLANDS, Texas, March 25, 2025/ PR Newswire / – TETRA Technologies, Inc. (“TETRA” or the “Company”) (NYSE: TTI), a leader in delivering energy services and new energy solutions, today announced that it intends to continue the refreshment of its Board of Directors (the “Board”) at the Company’s 2025 Annual Meeting of Shareholders (the “Annual Meeting”). TETRA is Committed to Continued Board Refreshment That Supports Value Creation After retaining and working with a nationally recognized recruitment firm, TETRA plans to nominate Julie Sloat, the former Chair, President and CEO of American Electric Power Company, Inc. (NASDAQ: AEP) and a qualified financial expert with significant experience in capital allocation, corporate finance and energy storage, to stand for election to the Company’s eight-member Board at this year’s Annual Meeting. In conjunction with announcing Ms. Sloat’s candidacy as an independent director, TETRA is disclosing that independent director Mark E. Baldwin has decided to not stand for re- election and retire at the Annual Meeting. Mr. Baldwin has served as an independent director and Chair of the Audit Committee since 2014, during which time he has brought valuable experience in areas such as finance, operations and transactions. The Board thanks Mr. Baldwin for his contributions and dedication over the past decade. In addition to the anticipated changes at this year’s Annual Meeting, TETRA’s Board has proactively refreshed a majority of its membership – with five retirements and four additions – over the past five years. The Board also thoughtfully refreshed Board leadership, with the election of John "Jay" F. Glick as Independent Chair in mid-2022. Equally notable, the Board has focused on ensuring TETRA maintains clear disclosures regarding the Company’s shareholder-friendly governance policies, succession planning activities, strategy review sessions and other matters of relevance to the investment community. All of the aforementioned steps stem from TETRA’s focus on having a diverse, well-rounded Board with experience in capital allocation, corporate governance, energy services, energy transition, industrial chemicals, strategic planning and transactions.

2 The Company’s methodical approach to director refreshment has ensured the Board retains institutional knowledge and important commercial relationships as it integrates new independent members. Notably, the Board’s longest-serving members have played key roles in helping management execute a corporate transformation that has entailed a divestiture of the Decommissioning Services and Maritech Division, a divestiture of interests in its compression segment, meaningful capital structure improvements and effective margin enhancement initiatives focused on profitable markets. Amidst well-documented industry and macroeconomic headwinds over the past five years, leadership’s strategy has helped drive very strong total shareholder returns and significant outperformance relative to industry indices and small cap benchmarks.1 TETRA Will Not be Deterred by Brad Radoff’s Latest Activist Campaign Former hedge fund employee Brad Radoff, who is currently waging five public activist campaigns simultaneously, and his affiliates, recently submitted a notice to nominate four candidates to stand for election at this year’s Annual Meeting. Mr. Radoff’s attempt to replace a majority of the Board’s independent members with his hand-picked candidates was initiated after TETRA’s leadership spent the prior six months engaging in good faith through numerous calls, multiple in-person meetings including at the Company’s research and engineering center, and ongoing email exchanges. Despite TETRA’s repeated offers to collaborate on the appointment of a new, highly qualified director and other potential corporate actions as part of a second cooperation agreement, Mr. Radoff chose to respond with demands, personalized attacks and threats. This culminated in Mr. Radoff issuing a disingenuous and omission-riddled press release yesterday a mere 90 minutes after the Company reiterated a settlement offer that would have provided Mr. Radoff with input on 25% of the Board’s members, in addition to the prior offer of meaningful expense reimbursement that he was focused on obtaining. Although the Board’s Nominating, Governance and Sustainability Committee continues assessing the candidates put forth by Mr. Radoff, preliminary due diligence indicates certain of the individuals have poor records of delivering value for shareholders as directors. For example, Mr. Radoff is currently a director at Harte Hanks, Inc., Farmer Bros. Co. and Enzo Biochem, Inc., which have produced total shareholder returns of -14.6%, -62.2% and -82.8%, respectively, during his service.2 The Committee’s initial analysis also indicates that it is not in the best interests of shareholders to destabilize a diverse, engaged Board and, in turn, deviate from the Company’s ongoing director refreshment approach. The Board is playing an integral role in helping management implement and refine TETRA’s long-term strategy, which is focused on leveraging the Company’s aqueous chemistry expertise between its existing Completion Fluids and Products & Water & Flowback segments while entering new markets for energy storage and desalination of produced water. Shareholders Are Not Required to Take Action Right Now 1 TETRA’s five-year total shareholder returns, inclusive of dividends and through the close of trading on March 24, 2025, are 1117%. Over the same period and accounting for the same criteria, the S&P Small Cap 600 Capped Energy Index’s returns are 279% and the Russell 2000 Index’s returns are 100%. 2 Total shareholder returns, inclusive of dividends and through the close of trading on March 24, 2025, were calculated using the respective dates when Mr. Radoff joined the board.

3 TETRA plans to file a proxy statement in the near term. KEY FACTS ABOUT TETRA • Outperformance and Sustained Returns: Since the Board appointed Brady Murphy as Chief Executive Officer in 2019, TETRA has significantly outperformed relevant industry indices and produced a total shareholder return of approximately 60%. The current five-year total shareholder return for TETRA is 1117%, versus the S&P Small Cap 600 Capped Energy index’s returns of 279% and the Russell 2000 index’s returns of 100%.3 • Differentiated, Long-term Strategy: TETRA’s long-term strategy involves continuing to capitalize on the growing synergies that exist between our Completion Fluids & Products segment and Water & Flowback Services segment. The Company is systematically executing on this strategy with clear progress forward, as can be seen in our results: o Completion Fluids & Products Segment continues to post strong results and has built a robust backlog of deepwater projects, including a recently added significant multi-well, multi-year deepwater contract in Brazil. In addition, as previously announced, we have continued to expand our offerings by vertically integrating and developing our bromine assets to enhance margins, reduce dependence on third-party suppliers, and increase production volumes. o Water & Flowback Services Segment has been well-positioned to benefit from customer adoption of our new automation technologies and emerging desalination opportunities based on current discussions with an array of prospective customers who have entered into non-disclosure agreements. In addition, we recently announced a significant milestone for TETRA Oasis TDS, our proprietary water treatment and desalination technology that can be used for beneficial re-use and mineral extraction. • Disciplined Capital Allocation: The Board and management have exercised disciplined capital allocation and use of cash flow to expand high-growth potential strategic initiatives over time, such as battery storage and produced water opportunities while achieving our lowest leverage ratio to date. Furthermore, we have maintained operational efficiency, as demonstrated by our record of Return on Net Capital Employed ("RONCE"), which has averaged 17.8% over the last two years, up from 13.4% in 2022.4 3 TETRA’s five-year total shareholder returns, inclusive of dividends were calculated through the close of trading on March 24, 2025. Mr. Murphy’s total shareholder return was calculated using the same criteria with an effective date as of May 2, 2019, through the close of trading on March 24, 2025. 4 Calculated based on the average Return on Net Capital Employed (RONCE) for 2024 and 2023. RONCE is defined as Adjusted EBIT divided by average net capital employed. Adjusted EBIT is defined as net income (loss) before taxes and discontinued operations, interest, and certain non-cash charges, and non-recurring adjustments. Net capital employed is defined as assets, excluding assets associated with discontinued operations, plus impaired assets, less cash and cash equivalents and restricted cash, and less current liabilities, excluding current liabilities associated with discontinued operations. Average net capital employed is calculated as the average of the beginning and ending

4 • Board Refreshment: Under the leadership of Chair Jay Glick, the Board has continued to undergo meaningful, well-timed refreshment. This has resulted in a well-rounded Board that possesses experience in areas such as capital allocation, corporate governance, energy services, industrial chemicals, strategic planning and transactions. The Company’s approach to director refreshment has ensured the Board retains institutional knowledge and important commercial relationships as it integrates new independent members. • Governance Best Practices: Further, the Board has adopted governance best practices, including oversight of management and Board succession planning through the Human Capital Management and Compensation Committee, led by Dr. Thomas R. Bates, Jr., who has served as Chairman of the committee since 2014, for executive succession and refreshment at the Board level by the Nominating, Governance and Sustainability Committee. Shareholders are not required to take any action at this time. Company Overview TETRA Technologies, Inc. is an energy services and solutions company focused on developing environmentally conscious services and solutions that help make people's lives better. With operations on six continents, the Company's portfolio consists of Energy Services, Industrial Chemicals, and Lithium Ventures. In addition to providing products and services to the oil and gas industry and calcium chloride for diverse applications, TETRA is expanding into the low-carbon energy market with chemistry expertise, key mineral acreage, and global infrastructure, helping to meet the demand for sustainable energy in the twenty-first century. Visit the Company's website at www.onetetra.com for more information. Cautionary Statement Regarding Forward Looking Statements This press release includes certain statements that are deemed to be forward-looking statements. Generally, the use of words such as “may,” “see,” “expectation,” “expect,” “intend,” “estimate,” “projects,” “anticipate,” “believe,” “assume,” “could,” “should,” “plans,” “targets” or similar expressions that convey the uncertainty of future events, activities, expectations or outcomes identify forward-looking statements that the Company intends to be included within the safe harbor protections provided by the federal securities laws. These forward-looking statements include statements regarding the Company's beliefs, expectations, plans, goals, future events and performance, and other statements that are not purely historical. These forward-looking statements are based on certain assumptions and analyses made by the Company, input received from outside expertized service providers, as well as its experience and its perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a myriad of risks and uncertainties, many of which are beyond the control of the Company. Investors are cautioned that any such statements are not guarantees of future performance or results and that actual results or developments may differ materially from those projected in the forward-looking statements. Some of the factors that could net capital employed for the respective periods. Return on net capital employed is used by management as a supplemental financial measure to assess the financial performance of the Company relative to assets, without regard to financing methods or capital structure.

5 affect actual results are described in the section titled “Risk Factors” contained in the Company’s Annual Report on Form 10-K, as well as other risks identified from time to time in its reports on Form 10-Q and Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”). Important Additional Information The Company intends to file a proxy statement and a WHITE Proxy Card with the SEC in connection with the solicitation of proxies for the Annual Meeting. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH, OR FURNISHED TO, THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. Shareholders will be able to obtain the Company’s proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at https://ir.onetetra.com/Annual-Shareholder- Meeting. Participant Information The Company, its directors and certain of its executive officers (as set forth below) are deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the Annual Meeting. Information about the compensation of our named executive officers and our non-employee directors is set forth in the sections titled “Compensation of Executive Officers” and “Director Compensation” in the Company’s definitive proxy statement on Schedule 14A for the Company’s 2024 Annual Meeting of Shareholders, filed on April 8, 2024 (the “2024 Definitive Proxy”), commencing on pages 60 and 74, respectively, and is available here. Information regarding the participants’ holdings of the Company’s securities can be found in the section titled “Beneficial Stock Ownership of Certain Stockholders and Management” in the 2024 Definitive Proxy on page 76 and is available here, and as updated in the filings referenced in the table below. Supplemental information regarding the holdings of the Company’s securities can be found in the SEC filings on Forms 3, 4 and 5, and as referenced in the table below, and such filings are available on the Company’s website at https://ir.onetetra.com/Annual-Shareholder-Meeting or through the SEC’s website at www.sec.gov. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the section titled “Beneficial Stock Ownership of Certain Stockholders and Management” of the Company’s proxy statement on Schedule 14A and other materials to be filed with the SEC in connection with the Annual Meeting. Directors Name Ownership Date of Filing Filing Type Hyperlink Mark E. Baldwin 307,919 05/29/2024 Form 4 https://www.sec.gov/Arc hives/edgar/data/844965 /000156218024004498/x slF345X05/primarydocu ment.xml

6 Directors Name Ownership Date of Filing Filing Type Hyperlink Thomas R. Bates, Jr., Ph.D. 505,373 05/29/2024 Form 4 https://www.sec.gov/Arc hives/edgar/data/844965 /000156218024004499/x slF345X05/primarydocu ment.xml Christian A. Garcia 39,091 05/29/2024 Form 4 https://www.sec.gov/Arc hives/edgar/data/844965 /000156218024004500/x slF345X05/primarydocu ment.xml John F. Glick (Chairman of the Board) 474,165 05/29/2024 Form 4 https://www.sec.gov/Arc hives/edgar/data/844965 /000156218024004502/x slF345X05/primarydocu ment.xml Angela D. John 5,160 05/29/2024 Form 4 https://www.sec.gov/Arc hives/edgar/data/844965 /000156218024004496/x slF345X05/primarydocu ment.xml Sharon Booth McGee 73,059 05/29/2024 Form 4 https://www.sec.gov/Arc hives/edgar/data/844965 /000156218024004501/x slF345X05/primarydocu ment.xml Brady M. Murphy (President and Chief Executive Officer) 2,598,397 03/18/2025 Form 4 https://www.sec.gov/Arc hives/edgar/data/844965 /000156218025002543/x slF345X05/primarydocu ment.xml Shawn D. Williams 99,444 05/29/2024 Form 4 https://www.sec.gov/Arc hives/edgar/data/844965 /000156218024004503/x slF345X05/primarydocu ment.xml

7 Certain Executive Officers Name Ownership Date of Filing Filing Type Hyperlink Elijio V. Serrano (Senior Vice President and Chief Financial Officer) 1,467,087 03/18/2025 Form 4 https://www.sec.gov/Arc hives/edgar/data/844965 /000156218025002546/x slF345X05/primarydocu ment.xml Investor Contact For further information: Investor Contact: Elijio Serrano, CFO, TETRA Technologies, Inc., (281) 367-1983, eserrano@onetetra.com or Kurt Hallead, Treasurer and Vice President of Investor Relations, (281) 367-1983, khallead@onetetra.com.